UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-02671

DWS Municipal Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2013

Annual Report

to Shareholders

DWS Short-Term Municipal Bond Fund

Contents
3 Letter to Shareholders
4 Portfolio Management Review
10 Performance Summary
13 Investment Portfolio
30 Statement of Assets and Liabilities
32 Statement of Operations
33 Statement of Changes in Net Assets
34 Financial Highlights
39 Notes to Financial Statements
48 Report of Independent Registered Public Accounting Firm
49 Information About Your Fund's Expenses
50 Tax Information
51 Advisory Agreement Board Considerations and Fee Evaluation
56 Board Members and Officers
62 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Although the fund seeks income that is exempt from federal income taxes, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Having recently joined Deutsche Asset & Wealth Management as president of the DWS funds and head of Fund Administration, I'd like to take this opportunity to introduce myself. I come with 20 years of experience in asset management and the mutual fund industry. My job is to work closely with your fund board to ensure optimal oversight of the DWS funds' management and operations. I look forward to serving in this role on your behalf.

As for the economy, experts seem to agree that both the U.S. and global economies are recovering. Interest rates, while destined to rise to a level more in line with historical "normal" at some point, will likely remain relatively low for the foreseeable future. The stock markets continue to demonstrate strength as housing rebounds, American manufacturing strengthens, the U.S. budget deficit improves and unemployment continues to move lower. However, uncertainty persists regarding the pace of the recovery, the eventual tapering of government bond purchases, the potential for further political gridlock around the fiscal impasse and lingering effects of the financial crisis. All this uncertainty may well contribute to volatility in both the bond and stock markets.

It may help to remember that market fluctuations are not unusual. However, significant market swings may also reflect behavior that is driven more by investor emotion than any fundamental factors relating to the securities in question. If volatility is making you nervous, it may be time to review your investments. A trusted financial advisor can help you determine if a strategy change is appropriate and identify risk management strategies that serve your specific goals and situation.

Best regards,

Brian Binder
President, DWS Funds

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

Investment Process
The fund invests in a wide variety of municipal bonds. These include general obligation bonds, for which payments of principal and interest are secured by the full faith and credit of the issuer and usually supported by the issuer's taxing power. In addition, securities held may include revenue bonds, for which principal and interest are secured by revenues from tolls, rents or other fees gained from the issuing facility. The fund's management team seeks to hold municipal bonds that appear to offer the best opportunity to meet the fund's objective of earning tax-exempt income. A number of factors influence the performance of municipal bonds. These include supply and demand for the asset class, the direction of overall interest rates, and the perceived credit risk associated with an individual municipal issuer. In selecting securities, the managers typically weigh a number of factors from the impact of the economic outlook and potential interest rate movements to characteristics of specific securities, such as coupon, maturity date and call date, credit condition and outlook, liquidity, and changes in supply and demand within the municipal bond market. Finally, while keeping the portfolio's average maturity within the fund's guidelines, they may seek to take advantage if they believe the municipal yield curve presents an opportunity to gain incremental income with limited additional interest rate risk.

DWS Short-Term Municipal Bond Fund posted a total return for the 12 months ended October 31, 2013 of -0.31%. This compared to a return of 0.67% for the unmanaged Barclays 1-Year General Obligation Bond Index and 1.18% for the unmanaged Barclays 3-Year (2-4) Municipal Bond Index.

As the fiscal period opened, the European debt crisis had receded to some degree as a concern for global markets. The U.S. Federal Reserve Board (the Fed) continued to provide support to the economy in the form of measures designed to produce extraordinarily low interest rates. U.S. fixed-income markets were focused on the presidential election, against a backdrop of wrangling over solutions to the country's budgetary dilemma. Markets seemed to anticipate a reasonable outcome, and a "search for yield" theme on the part of investors remained in place following the resolution at year-end of the U.S. "fiscal cliff" crisis.

As 2013 progressed, the interest rate environment became a negative factor for bond prices overall, as U.S. Treasury rates moved higher on optimism over prospects for the economy. Municipal bonds suffered from a weakening supply/demand backdrop, as issuance was healthy and retail investors found the historically low yields on offer unappealing. Beginning in April 2013, municipal bond funds experienced significant outflows as investors sought to minimize exposure to rising interest rates. The negative sentiment for bonds generally intensified in June 2013 on comments from the Fed chairman to the effect that the economy may have stabilized sufficiently to allow for a tapering of long-term bond purchases under its quantitative easing program. In mid-September 2013, the Fed backed off of its earlier guidance, and many observers concluded that the inevitable reduction of its support for the bond market would likely not begin until sometime in 2014. Long rates eased in response, but still ended the fiscal period well above where they started.

For the full 12 months ended October 31, 2013, municipal yields rose significantly across most maturities, albeit from a very low starting point by historical standards. In an environment of rising rates, performance was generally weakest for longer-maturity municipals with prices that are more sensitive to interest rate movements. For the full 12 months, yields on two-year municipal issues rose 4 basis points, from 0.30% to 0.34%, while bonds with 30-year maturities experienced a yield increase of 122 basis points, from 2.82% to 4.04%, resulting in a yield curve steepening of 118 basis points between two and 30 years. (100 basis points equals one percentage point. See the graph below for municipal bond yield changes from the beginning to the end of the period.)

Municipal Bond Yield Curve (as of 10/31/13 and 10/31/12)

Source: Thompson Reuters

Chart is for illustrative purposes only and does not represent any DWS fund.

Past performance is no guarantee of future results.

Positive and Negative Contributors to Performance

Given a relatively steep yield curve, the fund has maintained a somewhat barbelled positioning, balancing very short-term holdings with positions in bonds with maturities in the seven-to-10-year range. This allowed the fund to maintain an overall effective maturity of less than three years while gaining exposure to the more attractive yields offered from longer-term issues. As rates rose over the period, the fund's exposure to longer-term issues with greater interest rate sensitivity detracted from return. This was partially offset by the relative stability of the fund's short-term holdings as part of the barbell stance.

The fund's significant exposure to A-rated issues in the eight-to-10-year maturity range was a constraint on performance as these issues were particularly impacted over the period from selling by mutual funds to meet redemptions. On the positive side, our holdings of single-family housing bonds in the A or AA range helped returns, as investors were attracted to the sector's yield profile relative to other similarly rated issues.

"The municipal yield curve is quite steep and we are currently looking to add exposure to bonds with maturities ranging from seven to eight years, balanced with bonds maturing in two years or less."

Outlook and Positioning

Municipal yields on an absolute basis are more attractive than they have been for much of the past several quarters, although they are relatively fully valued vs. U.S. Treasuries in the short part of the yield curve. At the end of October 2013, the five-year municipal yield of 1.06% was 81% of the 1.30% yield on comparable maturity U.S. Treasuries, vs. 72% 12 months earlier. The 10-year municipal yield of 2.44% was 96% of the 2.55% yield on comparable maturity U.S. Treasuries, as compared to a ratio of 105% for the 12 months earlier. The municipal yield curve is quite steep, and we are currently looking to add exposure to bonds with maturities ranging from seven to eight years, balanced with bonds maturing in two years or less. We currently see the best valuation opportunities among bonds in the AA and A range.

Many state and local governments have continued to show progress in stabilizing their finances. Nonetheless, there remain troubled pockets, and we believe the expertise we bring to researching municipal sectors and individual issues continues to be of critical importance. For new purchases, we continue to take a very cautious approach with respect to general obligation bonds issued by localities given uncertain levels of state support going forward. There are also uncertainties with respect to the national economic backdrop, including yet another looming showdown on the budget. We will closely monitor the implications of developments in Washington for the national economy and tax policy.

Portfolio Management Team

Philip G. Condon, Managing Director

Co-Lead Portfolio Manager of the fund. Joined the fund in 2003.

— Head of US Retail Fixed Income Funds.

— Joined Deutsche Asset & Wealth Management in 1983.

— BA and MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Joined the fund in 2003.

— Joined Deutsche Asset & Wealth Management in 1986.

— BA, Duke University.

Shelly L. Deitert, Director

Portfolio Manager of the fund. Joined the fund in 2003. On leave through February 10, 2014.

— Joined Deutsche Asset & Wealth Management in 1997.

— BA, Taylor University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays 1-Year General Obligation Bond Index tracks the performance of investment-grade tax-exempt bonds with maturities of less than one year.

The Barclays 3-Year (2-4) Municipal Bond Index is a market-value-weighted index which covers those issues with remaining maturities of two to four years within the U.S. investment-grade tax-exempt bond market.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Performance Summary October 31, 2013 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	-0.31%	2.62%	2.17%
Adjusted for the Maximum Sales Charge (max 2.00% load)	-2.30%	2.20%	1.96%
Barclays 1-Year G.O. Bond Index†	0.67%	1.77%	2.26%
Barclays 3-Year (2-4) Municipal Bond Index††	1.18%	3.32%	3.05%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	-0.96%	1.84%	1.40%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	-3.92%	1.66%	1.40%
Barclays 1-Year G.O. Bond Index†	0.67%	1.77%	2.26%
Barclays 3-Year (2-4) Municipal Bond Index††	1.18%	3.32%	3.05%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	-0.96%	1.87%	1.40%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	-0.96%	1.87%	1.40%
Barclays 1-Year G.O. Bond Index†	0.67%	1.77%	2.26%
Barclays 3-Year (2-4) Municipal Bond Index††	1.18%	3.32%	3.05%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
No Sales Charges	-0.06%	2.79%	2.33%
Barclays 1-Year G.O. Bond Index†	0.67%	1.77%	2.26%
Barclays 3-Year (2-4) Municipal Bond Index††	1.18%	3.32%	3.05%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of10/31/13
No Sales Charges	-0.06%	2.87%	2.43%
Barclays 1-Year G.O. Bond Index†	0.67%	1.77%	2.26%
Barclays 3-Year (2-4) Municipal Bond Index††	1.18%	3.32%	3.05%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2013 are 0.88%, 1.66%, 1.65%, 0.73% and 0.59% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A portion of the fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class S shares for the period prior to its inception on February 28, 2005 are derived from the historical performance of Institutional Class shares of DWS Short-Term Municipal Bond Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.00%. This results in a net initial investment of $9,800.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays 1-Year General Obligation Bond Index tracks the performance of investment-grade tax-exempt bonds with maturities of less than one year.

†† The Barclays 3-Year (2-4) Municipal Bond Index is a market value-weighted index which covers those issues with remaining maturities of two to four years within the US investment-grade tax-exempt bond market.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
10/31/13	$10.21	$10.21	$10.21	$10.20	$10.21
10/31/12	$10.34	$10.33	$10.33	$10.32	$10.34
Distribution Information as of 10/31/13
Income Dividends, Twelve Months	$.10	$.02	$.02	$.11	$.12
October Income Dividend	$.0072	$.0008	$.0008	$.0085	$.0094
SEC 30-day Yield‡‡	.24%	(.49)%	(.49)%	.40%	.50%
Tax Equivalent Yield‡‡	.37%	N/A	N/A	.62%	.77%
Current Annualized Distribution Rate‡‡	.85%	.09%	.09%	1.00%	1.10%

‡‡ The SEC yield is net investment income per share earned over the month ended October 31, 2013, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 0.07%, -0.63%, -0.69%, 0.28% and 0.37% for Class A, B, C, S and Institutional shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2013. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 0.68%, 0.00%, 0.00%, 0.88% and 0.97% for Class A, B, C, S and Institutional shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of October 31, 2013
	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 99.5%
Alaska 0.6%
Alaska, State Housing Finance Corp., Home Mortgage, Series A, AMT, 5.0%, 6/1/2036, INS: NATL	710,000	738,833
Alaska, State Housing Finance Corp., Mortgage Revenue, Series A, 4.0%, 6/1/2040	1,415,000	1,511,206
Alaska, State Municipal Bond Bank Authority Revenue, Series E, Prerefunded 12/1/2013 @ 100, 5.25%, 12/1/2026, INS: NATL	200,000	200,856
North Slope Boro, AK, General Obligation, Series A, 2.5%, 6/30/2014	1,025,000	1,041,082
		3,491,977
Arizona 2.5%
Arizona, Health Facilities Authority Revenue, Banner Health:
Series A, 5.0%, 1/1/2019	2,000,000	2,218,940
Series D, 5.5%, 1/1/2019	5,000,000	5,782,850
Phoenix, AZ, Civic Imporvement Corp., Transportation Excise Tax Revenue, 5.0%, 7/1/2015	2,000,000	2,155,280
Pima County, AZ, Sewer Revenue, Series A, 3.0%, 7/1/2014	780,000	794,547
Scottsdale, AZ, Municipal Property Corp., Excise Tax Revenue, 5.0%, 7/1/2014	3,320,000	3,427,800
		14,379,417
Arkansas 0.2%
Rogers, AR, Sales & Use Tax Revenue, 4.0%, 11/1/2013	1,450,000	1,450,000
California 8.4%
California, Health Facilities Financing Authority Revenue, Catholic Healthcare, Series C, 0.14%**, 7/1/2020, INS: NATL, LOC: JPMorgan Chase Bank NA	5,490,000	5,490,000
California, State Department of Water Resources Power Supply Revenue, Series G-4, 5.0%, 5/1/2016	2,500,000	2,787,350
California, State Department Water Resources Center, Valley Project Revenue, Series AL, 5.0%, 12/1/2013	1,065,000	1,069,430
California, State General Obligation:
4.0%, 9/1/2014	4,000,000	4,128,480
5.0%, 2/1/2014	3,215,000	3,254,223
5.0%, 4/1/2021	6,000,000	7,075,440
5.25%, 4/1/2022	1,615,000	1,824,692
California, State Public Works Board, Lease Revenue, Judicial Council Projects, Series D, 5.0%, 12/1/2020	1,000,000	1,173,250
California, State Public Works Board, Lease Revenue, Various Capital Project, Series A, 4.0%, 4/1/2014	2,000,000	2,032,060
Los Angeles, CA, Department of Water & Power, Waterworks Revenue, Series R-12322, 144A, 0.08%**, 7/1/2015, INS: AGMC, AMBAC, LIQ: Citibank NA	4,000,000	4,000,000
Orange County, CA, Water District, Certificates of Participation, Series A, 0.08%**, 8/1/2042, LOC: Citibank NA	3,500,000	3,500,000
Port of Oakland, CA, Series O, AMT, 5.0%, 5/1/2020	3,000,000	3,413,370
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Governmental Purpose:
Series C, 5.0%, 5/1/2019	2,300,000	2,727,133
Series C, 5.0%, 5/1/2020	2,000,000	2,367,180
University of California, State Revenues, Series R-12236, 144A, 0.08%**, 10/1/2015, INS: FGIC, LIQ: Citibank NA	4,580,000	4,580,000
		49,422,608
Colorado 1.2%
Colorado, State Building Excellent Schools Today, Certificates of Participation, Series G, 5.0%, 3/15/2020	1,000,000	1,173,360
Colorado, State Housing & Finance Authority, State Unemployment Compensation, Series A, 5.0%, 5/15/2014	3,000,000	3,077,220
Denver City & County, CO, Airport Systems Revenue, Series A, AMT, 4.0%, 11/15/2015	250,000	265,460
Denver, CO, City & County Airport Revenue:
Series A, AMT, 4.0%, 11/15/2014	485,000	504,313
Series D, AMT, 7.75%, 11/15/2013	1,730,000	1,734,948
University of Colorado, Hospital Authority Revenue, Series A, 4.0%, 11/15/2014	275,000	285,384
		7,040,685
Connecticut 0.8%
Connecticut, State General Obligation:
Series D, 0.33%*, 9/15/2014	2,500,000	2,500,100
Series C, 4.0%, 6/1/2014	2,075,000	2,121,812
Connecticut, State Special Tax Obligation Revenue, Transportation Infrastructure, Series B, 5.0%, 1/1/2014, INS: NATL	200,000	201,634
		4,823,546
Delaware 0.1%
Delaware, State Housing Authority Revenue, Single Family Mortgage, Series D, AMT, 5.875%, 1/1/2038	390,000	393,678
Florida 6.4%
Broward County, FL, Airport Systems Revenue:
Series Q-1, 5.0%, 10/1/2014	1,065,000	1,112,041
Series P-1, AMT, 5.0%, 10/1/2020	2,000,000	2,274,880
Series P-1, AMT, 5.0%, 10/1/2021	2,640,000	2,971,901
Florida, Citizens Property Insurance Corp.:
Series A-1, 5.0%, 6/1/2020	2,725,000	3,105,056
Series A-1, 5.0%, 6/1/2021	1,910,000	2,151,176
Florida, Cityplace Community Development District Special Assessment Revenue, 5.0%, 5/1/2014	300,000	306,147
Florida, Housing Finance Corp. Revenue, Homeowner Mortgage Special Program, Series A, 5.0%, 7/1/2028	985,000	1,054,974
Florida, State Municipal Power Agency, Stanton II Project, Series A, 4.0%, 10/1/2014	520,000	537,670
Hillsborough County, FL, Special Assessment Revenue, 5.0%, 3/1/2014, INS: NATL	2,135,000	2,166,726
Jacksonville, FL, Sales Tax Revenue, Better Jacksonville, 5.0%, 10/1/2021	1,165,000	1,365,462
Jacksonville, FL, St. Johns River Power Park System Revenue, Series 25, 4.0%, 10/1/2014	3,100,000	3,208,686
Lee County, FL, Airport Revenue, Series A, AMT, 5.5%, 10/1/2023	1,250,000	1,399,412
Miami-Dade County, FL, Aviation Revenue, Series A, AMT, 4.0%, 10/1/2014	2,650,000	2,743,174
Palm Beach County, FL, Community Foundation, Palm Beach Project Revenue, 0.1%**, 3/1/2034, LOC: Northern Trust Co.	4,750,000	4,750,000
South Miami, FL, Health Facilities Authority, Hospital Revenue, Baptist Health South Florida Group, 5.0%, 8/15/2021	2,500,000	2,821,825
Tampa, FL, Solid Waste Systems Revenue, AMT, 5.0%, 10/1/2019, INS: AGMC	5,000,000	5,704,850
		37,673,980
Georgia 3.1%
Athens-Clarke County, GA, Unified Government, 3.0%, 12/1/2014	1,300,000	1,339,676
Atlanta, GA, Airport Revenue, Series B, AMT, 5.0%, 1/1/2022	1,000,000	1,117,810
Atlanta, GA, Water & Wastewater Revenue, Series B, 5.0%, 11/1/2021	2,085,000	2,441,264
DeKalb County, GA, Water & Sewer Revenue, Series A, 5.0%, 10/1/2020	500,000	585,855
Gainesville & Hall County, GA, Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia Healthcare:
Series A, 5.0%, 2/15/2018	2,000,000	2,249,240
Series A, 5.0%, 2/15/2019	1,500,000	1,684,860
Georgia, Main Street Natural Gas, Inc., Gas Revenue, Series A, 0.08%**, 8/1/2040, SPA: Royal Bank of Canada	3,980,000	3,980,000
Georgia, Municipal Electric Authority, Project One, Series A, 5.0%, 1/1/2021	1,580,000	1,834,269
Georgia, State General Obligation:
Series F, 5.0%, 11/1/2013	200,000	200,000
Series B, Prerefunded 3/1/2014 @ 100, 5.0%, 3/1/2015	625,000	635,144
Georgia, State Municipal Electric Authority, Series GG, 4.0%, 1/1/2014	595,000	598,802
Henry County, GA, School District, 3.0%, 12/1/2013	750,000	751,808
Henry County, GA, Water & Sewerage Authority Revenue, Series A, 4.0%, 2/1/2014	1,000,000	1,009,490
		18,428,218
Guam 0.1%
Guam, International Airport Authority Revenue, Series C, AMT, 3.0%, 10/1/2014	515,000	519,697
Hawaii 0.4%
Hawaii, State General Obligation:
Series EC, 5.0%, 12/1/2013	1,820,000	1,827,426
Series DQ, 5.0%, 6/1/2014	270,000	277,665
		2,105,091
Idaho 0.1%
Idaho, Housing Agency, Single Family Mortgage:
Series H-2, AMT, 5.1%, 7/1/2020	35,000	35,050
Class III, AMT, 5.1%, 7/1/2023	115,000	115,109
Class III, AMT, 5.15%, 7/1/2023	260,000	264,394
Class III, AMT, 5.4%, 7/1/2021	50,000	50,382
Series H-2, AMT, 5.85%, 1/1/2014	5,000	5,018
Class III, AMT, 5.95%, 7/1/2019	270,000	270,464
Series E, AMT, 5.95%, 7/1/2020	30,000	30,064
		770,481
Illinois 5.3%
Chicago, IL, Board of Education, Series A, 5.25%, 12/1/2018, INS: NATL	1,830,000	1,835,197
Chicago, IL, O'Hare International Airport Revenue:
Series A, 5.0%, 1/1/2015, INS: AGMC	4,500,000	4,741,470
Series D, AMT, 5.25%, 1/1/2019	1,000,000	1,143,950
Illinois, Finance Authority Revenue, University of Chicago, Series B, 5.0%, 7/1/2017	5,000,000	5,732,000
Illinois, Metropolitan Pier & Exposition Authority Revenue, McCormick Place Project, Series B, 5.0%, 12/15/2020	1,630,000	1,886,155
Illinois, Railsplitter Tobacco Settlement Authority Revenue, 5.25%, 6/1/2020	2,000,000	2,285,800
Illinois, State General Obligation:
4.0%, 8/1/2014	4,000,000	4,098,200
4.0%, 7/1/2015	2,500,000	2,619,400
Series A, 5.0%, 4/1/2015	1,000,000	1,055,510
Illinois, State Unemployment Insurance Fund, Building Receipts Revenue:
Series A, 5.0%, 12/15/2013	200,000	201,178
Series B, 5.0%, 12/15/2019	420,000	448,207
Lake County, IL, Forest Preserve District, Series A, 0.65%*, 12/15/2020	5,000,000	4,797,250
		30,844,317
Indiana 1.7%
Indiana, Finance Authority Health Systems Revenue, Sisters of St. Francis Health, Series C, 5.0%, 11/1/2014	2,000,000	2,092,300
Indiana, Finance Authority, Water Utility Revenue, Citizens Energy, 3.0%, 10/1/2014	1,200,000	1,229,052
Indiana, State Finance Authority, Economic Development Revenue, Republic Sevices, Inc. Project, Series A, AMT, 0.85%**, Mandatory Put 12/2/2013 @ 100, 5/1/2034	3,000,000	3,000,000
Indiana, State Municipal Power Agency, Series A, 0.09%**, 1/1/2018, LOC: Citibank NA	3,890,000	3,890,000
		10,211,352
Iowa 0.2%
Iowa, State Finance Authority Revenue, State Revolving Fund, 3.0%, 8/1/2015	1,000,000	1,047,500
Kansas 1.9%
Kansas, State Department of Transportation Highway Revenue:
Series C-2, 0.09%**, 9/1/2022, SPA: JPMorgan Chase Bank NA	6,900,000	6,900,000
Series A-2, 0.33%*, 9/1/2014	4,160,000	4,167,072
		11,067,072
Kentucky 0.1%
Kentucky, Housing Corp. Revenue, Series G, AMT, 5.0%, 7/1/2030	315,000	319,117
Maine 0.4%
Maine, State Housing Authority Mortgage Revenue, Series A-1, AMT, 4.5%, 11/15/2028	2,485,000	2,624,955
Maryland 3.4%
Baltimore County, MD, Metropolitan District 73rd Issue, 5.0%, 11/1/2013	245,000	245,000
Frederick County, MD, Public Facilities, Prerefunded 12/1/2015 @ 100, 5.0%, 12/1/2016	275,000	301,498
Maryland, State & Local Facilities, Series B, 5.0%, 3/15/2015	260,000	277,079
Maryland, State Community Development Administration, Department of Housing & Community Development, Series E, AMT, 5.5%, 3/1/2032	420,000	421,974
Maryland, State Department of Transportation & Conservation, 5.0%, 2/15/2018	5,000,000	5,862,300
Maryland, State Health & Higher Educational Facilities Authority Revenue, Anne Arundel Health Systems, 3.0%, 7/1/2014	300,000	305,523
Montgomery County, MD, Bond Anticipation Notes, Series B, 0.07%**, 6/1/2026, SPA: Wells Fargo Bank NA	12,800,000	12,800,000
		20,213,374
Massachusetts 2.5%
Massachusetts, State Consolidated Loan, Series A, 0.06%**, 3/1/2026, SPA: Wells Fargo Bank NA	1,000,000	1,000,000
Massachusetts, State Department of Transportation, Metropolitan Highway System Revenue, Contract Assistance, Series A7, 0.1%**, 1/1/2029, SPA: JPMorgan Chase Bank NA	8,000,000	8,000,000
Massachusetts, State Health & Educational Facilities Authority Revenue, Northeastern University, Series T-3, 2.7%, Mandatory Put 2/20/2014 @ 100, 10/1/2037	500,000	503,410
Massachusetts, State Water Resources Authority Revenue, Series A-2, 0.07%**, 8/1/2037, SPA: TD Bank NA	4,000,000	4,000,000
Westwood, MA, General Obligation, 3.0%, 6/1/2014	1,065,000	1,082,157
		14,585,567
Michigan 3.7%
Detroit, MI, City School District, School Building & Site, Series A, 4.0%, 5/1/2014	2,000,000	2,033,460
Detroit, MI, Water & Sewerage Department Disposal System Revenue, Series A, 5.0%, 7/1/2014	1,000,000	999,970
Michigan, State Building Authority Revenue, Facilities Program, Series I-A, 5.0%, 10/15/2015	1,500,000	1,628,655
Michigan, State Finance Authority Revenue, Local Government Loan Program, Series C, 3.0%, 11/1/2014	500,000	510,805
Michigan, State Finance Authority Revenue, School District, 5.0%, 6/1/2014	1,225,000	1,251,693
Michigan, State Finance Authority Revenue, Unemployment Obligation Assessment:
Series A, 5.0%, 7/1/2014	7,000,000	7,224,420
Series B, 5.0%, 7/1/2021	4,175,000	4,727,895
Michigan, State Hospital Finance Authority Revenue, Ascension Health Senior Credit Group, Series B, 5.0%, 11/15/2020	3,000,000	3,406,050
Michigan, State Municipal Bond Authority, Clean Water Fund, Prerefunded 10/1/2014 @ 100, 5.0%, 10/1/2026	195,000	203,596
		21,986,544
Minnesota 0.2%
Hennepin County, MN, Senior Sales Tax, Series E, 4.0%, 12/15/2013	500,000	502,385
Minnesota, State General Obligation, 5.0%, 8/1/2015	400,000	433,104
		935,489
Mississippi 0.7%
Mississippi, Development Bank Special Obligation, Department of Corrections, Series D, 5.0%, 8/1/2021	3,695,000	4,207,533
Missouri 0.5%
Kansas City, MO, Airport Revenue, Series A, AMT, 5.0%, 9/1/2015	1,005,000	1,081,490
Missouri, State Housing Development Commission, Single Family Mortgage Revenue, Homeownership Loan Program:
Series D, 4.8%, 3/1/2040	890,000	915,748
Series C, AMT, 5.6%, 9/1/2035	585,000	613,016
Missouri, State Housing Development Commission, Single Family Mortgage Revenue, Special Homeownership Loan Program Market Bonds, Series E-1, 5.0%, 11/1/2027	435,000	468,134
		3,078,388
Nebraska 0.9%
Nebraska, State Investment Finance Authority, Single Family Housing Revenue:
Series A, 2.5%, 9/1/2034	1,500,000	1,553,520
Series E, 3.0%, 3/1/2043 (a)	600,000	626,316
Series C, 4.5%, 9/1/2043	2,745,000	2,925,484
		5,105,320
Nevada 1.1%
Clark County, NV, Airport System Revenue, Series C-1, AMT, 2.5%, 7/1/2015	4,000,000	4,116,400
Nevada, State Unemployment Compensation Fund, Special Revenue, 4.0%, 12/1/2015 (a)	2,285,000	2,456,306
		6,572,706
New Jersey 2.0%
Livingston, NJ, School District Revenue, Board of Education, 144A, 3.8%, 8/1/2014	145,694	146,707
New Jersey, Economic Development Authority Revenue, School Facilities Construction, Series J-4, Prerefunded 9/1/2014 @ 100, 5.0%, Mandatory Put 9/1/2014 @ 100, 9/1/2029, INS: AGMC	5,000,000	5,201,800
New Jersey, State Economic Development Authority Revenue, 5.0%, 6/15/2014	1,500,000	1,539,180
New Jersey, State Economic Development Authority Revenue, School Facilities Construction:
Series P, 5.0%, 9/1/2014	300,000	312,057
Series W, 5.0%, 3/1/2015	365,000	387,845
New Jersey, State Transportation Trust Fund Authority, Transportation Systems:
Series B, 5.0%, 6/15/2020	2,000,000	2,323,100
Series A, 5.25%, 12/15/2014, INS: NATL	1,460,000	1,542,592
		11,453,281
New Mexico 1.1%
New Mexico, Mortgage Finance Authority, Single Family Mortgage, "I", Series D, 5.35%, 9/1/2040	690,000	732,318
New Mexico, State Finance Authority, State Transportation Revenue, Series A, 4.0%, 6/15/2014	200,000	204,810
New Mexico, State Severance Tax, Series A, 5.0%, 7/1/2015	305,000	328,732
University of New Mexico, Systems Improvement Revenues, 0.08%**, 6/1/2026, SPA: JPMorgan Chase Bank NA	5,005,000	5,005,000
		6,270,860
New York 14.2%
New York, Metropolitan Transportation Authority Revenue:
Series D, 4.0%, 11/15/2015	200,000	214,548
Series A, 5.5%, 11/15/2013, INS: AMBAC	500,000	501,050
New York, Metropolitan Transportation Authority, Dedicated Tax Fund:
Series B-1, 0.07%**, 11/1/2022, LOC: State Street B&T Co.	5,900,000	5,900,000
3.0%, 11/1/2014	2,000,000	2,055,580
New York, State Dormitory Authority Revenue, State Personal Income Tax Revenue, Series E, 5.0%, 8/15/2014	415,000	430,932
New York, State Environmental Facilities Corp., State Clean Water & Drinking Revolving Funds, NYC Municipal Water Finance Project, Series A, 5.0%, 6/15/2015	500,000	538,790
New York, State Local Government Assistance Corp.:
Series 8V, 0.07%**, 4/1/2019, SPA: JPMorgan Chase Bank NA	4,500,000	4,500,000
Series 4V, 0.13%**, 4/1/2022, SPA: Bank of America NA	10,700,000	10,700,000
Series A, 5.0%, 4/1/2014	480,000	489,806
New York, State Thruway Authority, Second General Highway & Bridge Trust Fund:
Series A-1, 4.0%, 4/1/2015	300,000	315,768
Series A, 5.25%, 4/1/2015, INS: NATL	425,000	454,971
New York, State Urban Development Corp. Revenue:
Series A3C, 0.09%**, 3/15/2033, SPA: JPMorgan Chase & Co.	3,090,000	3,090,000
Series A3A, 0.09%**, 3/15/2033, SPA: JPMorgan Chase & Co.	1,730,000	1,730,000
New York, Triborough Bridge & Tunnel Authority Revenues:
Series B-2C, 0.07%**, 1/1/2032, LOC: U.S. Bank NA	5,030,000	5,030,000
Series B-3, 0.07%**, 1/1/2033, LOC: U.S. Bank NA	7,400,000	7,400,000
New York City, NY, Industrial Development Agency, Airport Facilities Revenue, Series A, AMT, 5.0%, 7/1/2014	1,085,000	1,098,454
New York City, NY, Municipal Water Finance Authority, "A", Series 20090047, 144A, 0.12%**, 6/15/2035, LIQ: Citibank NA	2,400,000	2,400,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue:
Series B-2, 0.06%**, 6/15/2024, SPA: Royal Bank of Canada	2,260,000	2,260,000
Series B-3, 0.07%**, 6/15/2045, SPA: State Street Bank & Trust Co.	1,300,000	1,300,000
Series B-4, 0.07%**, 6/15/2045, SPA: Northern Trust Co.	5,000,000	5,000,000
Series C, Prerefunded 6/15/2014 @ 100, 5.0%, 6/15/2019	440,000	453,341
New York City, NY, Transitional Finance Authority Revenue, Series 3, 0.07%**, 11/1/2022, SPA: Royal Bank of Canada	1,725,000	1,725,000
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured:
Series C-5, 0.07%**, 8/1/2031, SPA: Bank of America NA	14,730,000	14,730,000
Series A, 5.0%, 11/1/2014	1,030,000	1,079,811
New York, NY, General Obligation:
Series I, 0.09%**, 4/1/2036, LOC: Bank of America NA	4,800,000	4,800,000
Series J-8, 0.46%*, 8/1/2021	1,310,000	1,312,685
Series H-1, 5.0%, 3/1/2015	215,000	228,650
Series I, 5.0%, 8/1/2015	590,000	638,575
Series J, 5.0%, 8/1/2015	2,500,000	2,705,825
		83,083,786
North Carolina 2.7%
Mecklenburg County, NC, Public Facilities Corp., Limited Obligation Bond, Annual Appropriation, 5.0%, 3/1/2015	5,000,000	5,317,700
North Carolina, Charlotte Douglas Airport Revenue, Series C, 0.07%**, 7/1/2039, LOC: Wells Fargo Bank NA	6,000,000	6,000,000
North Carolina, Eastern Municipal Power Agency, Power Systems Revenue, Series B, 5.0%, 1/1/2017	1,500,000	1,691,565
North Carolina, Housing Finance Agency, Home Ownership, Series 22-A, AMT, 5.5%, 7/1/2036	270,000	272,540
North Carolina, State Capital Improvement Obligation, Series A, 5.0%, 5/1/2014	280,000	286,821
North Carolina, State Grant Anticipation Revenue, 4.0%, Mandatory Put 3/1/2018 @ 100, 3/1/2023	2,000,000	2,185,000
Wake County, NC, General Obligation, Series D, 4.0%, 2/1/2015	260,000	272,371
		16,025,997
Ohio 3.4%
Columbus, OH, General Obligation, Series B, 5.0%, 2/15/2015	200,000	212,372
Ohio, American Municipal Power, Inc. Revenue, Fremont Energy Center Project, Series B, 5.0%, 2/15/2020	870,000	1,000,195
Ohio, Miami University, Prerefunded 12/1/2013 @ 100, 5.25%, 12/1/2014, INS: AMBAC	400,000	401,708
Ohio, State Common Schools, Series C, 4.0%, 9/15/2017	3,835,000	4,301,413
Ohio, State General Obligation, Series A, 4.0%, 11/1/2013	400,000	400,000
Ohio, State Higher Education, Series A, 5.0%, 8/1/2021	5,000,000	6,001,650
Ohio, State Higher Educational Facility Commission Revenue, Cleveland Clinic Health:
Series B-4, 0.07%**, 1/1/2043	1,450,000	1,450,000
Series A, 5.25%, 1/1/2019	2,500,000	2,869,600
Ohio, State Housing Finance Agency, Residential Mortgage Revenue, Mortgage-Backed Securities Program, Series E, 5.0%, 9/1/2039	645,000	692,872
Ohio, State Infrastructure Improvement, Series B, 4.0%, 8/1/2014	2,500,000	2,572,500
		19,902,310
Oregon 0.6%
Oregon, State Housing & Community Services Department, Mortgage Revenue, Single Family Mortgage Program, Series B, AMT, 5.0%, 7/1/2030	3,035,000	3,302,232
Pennsylvania 1.4%
Pennsylvania, Housing Finance Agency, Single Family Mortgage, Series 90A, AMT, 5.0%, 10/1/2035	150,000	151,020
Pennsylvania, State Economic Development Financing Authority, Unemployment Compensation Revenue:
Series A, 3.0%, 1/1/2014	1,750,000	1,758,470
Series A, 4.0%, 7/1/2014	2,000,000	2,051,620
Series B, 5.0%, 7/1/2021	785,000	895,559
Pennsylvania, State General Obligation, First Series, 5.25%, 2/1/2014, INS: NATL	1,225,000	1,240,766
Pennsylvania, State Industrial Development Authority, Economic Development, 4.0%, 7/1/2014	670,000	686,837
Pennsylvania, State Turnpike Commission Revenue, Series B, 1.25%**, 12/1/2019	1,500,000	1,507,500
Philadelphia, PA, Water & Wastewater Revenue, Series A, ETM, 5.0%, 8/1/2014, INS: AMBAC	200,000	207,278
		8,499,050
South Carolina 0.2%
Charleston County, SC, School District, 4.0%, 2/1/2014	400,000	403,896
South Carolina, Jobs-Economic Development Authority, Hospital Improvement Revenue, Palmetto Health Alliance, 5.0%, 8/1/2015	500,000	530,785
		934,681
South Dakota 0.3%
South Dakota, Housing Development Authority, Homeownership Mortgage, Series A, AMT, 4.5%, 5/1/2031	1,675,000	1,781,647
Tennessee 1.1%
Jackson, TN, Hospital Revenue, Jackson-Madison County Project, 5.25%, 4/1/2014	1,290,000	1,315,968
Shelby County, TN, General Obligation, Series A, 5.0%, 4/1/2015	320,000	341,530
Tennessee, Housing Development Agency, Homeownership Program, Series 2006-3, AMT, 5.75%, 7/1/2037	715,000	736,700
Tennessee, Housing Development Agency, Residential Financing Program Revenue, Series 1C, 3.0%, 7/1/2038	2,315,000	2,426,097
Tennessee, State Housing Development Agency, Homeownership Program:
Series 2C, 4.0%, 7/1/2038	830,000	905,339
Series 1A, AMT, 4.5%, 1/1/2038	890,000	946,141
		6,671,775
Texas 14.7%
Allen, TX, Independent School District, 5.0%, 2/15/2024	1,000,000	1,164,800
Barbers Hill, TX, Independent School District Building, 4.0%, 2/15/2022	2,350,000	2,643,609
Dallas, TX, Refunding & Improvement, Series A, 4.0%, 2/15/2015	1,030,000	1,080,254
Dallas, TX, Waterworks & Sewer Systems Revenue:
5.0%, 10/1/2020	3,000,000	3,611,340
5.0%, 10/1/2021	2,000,000	2,361,660
EL Paso, TX, Water & Sewer Revenue, 4.0%, 3/1/2021	1,500,000	1,679,475
Fort Worth, TX, General Obligation:
3.0%, 3/1/2014	1,000,000	1,009,480
5.0%, 3/1/2016	4,260,000	4,711,177
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Memorial Herman Hospital Health System, Series B, 0.28%*, 6/1/2014	580,000	579,826
Houston, TX, Airport Systems Revenue, Series A, 5.0%, 7/1/2016	625,000	694,913
Houston, TX, General Obligation, Series A, 5.0%, 3/1/2014	150,000	152,451
North Texas, Tollway Authority Revenue, 5.0%, 1/1/2020	3,000,000	3,418,680
San Antonio, TX, Electric & Gas Revenue:
Series A, ETM, 5.25%, 2/1/2014	195,000	197,490
5.375%, 2/1/2014	200,000	202,642
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Baylor Health Care System Project, Series E, 0.07%**, 11/15/2050, LOC: Wells Fargo Bank NA	5,000,000	5,000,000
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Scott & White Healthcare, 5.25%, 8/15/2021	2,435,000	2,797,620
Texas, Aldine Independent School District, 5.0%, 2/15/2016 (a)	2,115,000	2,338,767
Texas, Dallas-Fort Worth International Airport Revenue:
Series E, AMT, 4.0%, 11/1/2015	1,200,000	1,275,372
Series F, AMT, 5.0%, 11/1/2014	500,000	522,690
Series A, 5.0%, 11/1/2016	4,000,000	4,489,160
Series D, 5.0%, 11/1/2022	1,485,000	1,671,264
Series D, 5.0%, 11/1/2023	2,890,000	3,219,315
Texas, Grand Parkway Transporation Corp., System Toll Revenue, Series C, 2.0%, Mandatory Put 2/15/2014 @ 100, 10/1/2017	5,060,000	5,082,466
Texas, Lower Colorado River Authority Revenue, Series A, 5.0%, 5/15/2016	3,500,000	3,884,615
Texas, Midtown Redevelopment Authority, Tax Increment Contract Revenue, 4.0%, 1/1/2014	625,000	628,325
Texas, Mission Economic Development Corp., Solid Waste Disposal Revenue, Republic Services, Inc.:
AMT, 0.95%**, Mandatory Put 2/3/2014 @ 100, 1/1/2026 (a)	4,500,000	4,500,000
AMT, 1.5%, Mandatory Put 8/1/2014 @ 100, 8/1/2020	5,000,000	5,018,250
Texas, Municipal Gas Acquisition & Supply Corp. II, Gas Supply Revenue, 0.87%*, 9/15/2017	3,670,000	3,626,657
Texas, Spring Branch Independent School District House, 3.0%, Mandatory Put 6/15/2015 @ 100, 6/15/2041	2,000,000	2,076,220
Texas, State A & M University Revenue, Financing System:
Series A, 5.0%, 5/15/2015	250,000	268,220
Series D, 5.0%, 5/15/2015	275,000	295,042
Texas, State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue:
5.0%, 12/15/2014	1,600,000	1,673,216
5.0%, 12/15/2021	3,000,000	3,240,690
Texas, State Tech University Revenues, Series A, 4.25%, 8/15/2021	1,500,000	1,709,265
Texas, Trinity River Authority, Regional Wastewater Systems Revenue, 5.0%, 8/1/2014	4,805,000	4,980,575
University of North Texas, 3.0%, 4/15/2014	1,000,000	1,012,780
West Harris County, TX, Regional Water Authority, Water Systems Revenue:
5.0%, 12/15/2015	1,605,000	1,750,557
5.0%, 12/15/2017	1,270,000	1,457,452
		86,026,315
Utah 0.5%
Davis County, UT, Sales Tax Revenue, Series B, Prerefunded 4/1/2014 @ 100, 5.25%, 10/1/2023, INS: AMBAC	305,000	311,451
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014, INS: NATL	60,000	61,783
Utah, Housing Finance Agency, Single Family Mortgage, Series C, Class III, AMT, 6.25%, 7/1/2014	10,000	10,042
Utah, Single Family Housing Revenue, Series D-2, AMT, 5.0%, 7/1/2018	335,000	335,596
Utah, Single Family Housing Revenue, Mortgage Revenue, Series G, AMT, 4.875%, 1/1/2019	610,000	622,523
Utah, Single Family Housing Revenue, Single Family Mortgage, AMT, 3.875%, 7/1/2014	110,000	110,090
Utah, State General Obligation:
Series B, 4.0%, 7/1/2015	450,000	478,085
Series B, 5.0%, 7/1/2014	250,000	258,103
Series A, 5.0%, 7/1/2015	530,000	571,891
		2,759,564
Virginia 2.8%
Loudoun County, VA, General Obligation, Series A, 4.0%, 7/1/2014	200,000	205,148
Virginia, State College Building Authority, Educational Facilities Revenue, 21st Century College & Equipment, Series A, Prerefunded 2/1/2014 @ 100, 5.0%, 2/1/2021	1,975,000	1,999,056
Virginia, State College Building Authority, Educational Facilities Revenue, University of Richmond Project, 0.07%**, 11/1/2036, SPA: Wells Fargo Bank NA	5,130,000	5,130,000
Virginia, State Resource Authority Infrastructure Revenue, Pooled Financing Program:
Series B, ETM, 5.0%, 11/1/2016	240,000	270,874
Series B, 5.0%, 11/1/2016	1,060,000	1,199,803
Virginia, State Resource Authority, Clean Water Revenue, State Revolving Fund, Prerefunded 10/1/2014 @ 100, 5.0%, 10/1/2023	1,250,000	1,305,450
Virginia, State Resources Authority, Infrastructure Revenue, State Moral Obligation, Series A, 4.0%, 11/1/2013	2,085,000	2,085,000
Virginia, Upper Occoquan Sewer Authority, Regional Sewer Revenue, 5.0%, 7/1/2017, INS: AGMC	4,320,000	4,354,128
		16,549,459
Washington 7.1%
King County, WA, School District No. 410, Snoqualmie Valley:
Series A, Prerefunded 12/1/2013 @ 100, 5.0%, 12/1/2015, INS: AGMC	4,360,000	4,377,745
Series A, 5.0%, 12/1/2015, INS: AGMC	1,820,000	1,827,407
Pierce County, WA, Peninsula School District No. 401, Prerefunded 12/1/2013 @ 100, 5.0%, 12/1/2015, INS: AGMC	5,000,000	5,020,350
Pierce County, WA, Tacoma School District No.10, 2.0%, 12/1/2014	1,000,000	1,018,830
Port of Seattle, WA, Revenue Bond, Series B, AMT, 3.0%, 8/1/2014	2,750,000	2,806,843
Seattle, WA, General Obligation, 2.5%, 12/1/2014	710,000	728,055
Washington, State General Obligation:
Series 2599, 144A, 0.09%**, 1/1/2016, LIQ: JPMorgan Chase Bank NA	9,005,000	9,005,000
Series 3087, 144A, 0.09%**, 7/1/2016, LIQ: JPMorgan Chase Bank NA	1,000,000	1,000,000
Series R-2014-A, 3.0%, 7/1/2015	6,000,000	6,273,720
Series C, 5.0%, 1/1/2015, INS: AMBAC	550,000	580,982
Series R-2011-A, 5.0%, 1/1/2015	725,000	765,839
Series R-2012-A, 5.0%, 7/1/2020	6,625,000	7,935,094
Washington, State Motor Vehicle Fuel Tax, Series R-B, 4.0%, 1/1/2015	125,000	130,585
		41,470,450
Wisconsin 0.9%
Wisconsin, Housing & Economic Development Authority, Home Ownership Revenue, Series D, AMT, 4.875%, 3/1/2036	5,000	5,001
Wisconsin, State Clean Water Revenue, Series 2, 5.0%, 6/1/2019	1,000,000	1,189,750
Wisconsin, State General Obligation, Series A, Prerefunded 5/1/2014 @ 100, 5.0%, 5/1/2016, INS: NATL	200,000	204,866
Wisconsin, State Health & Educational Facilities Authority Revenue, Aurora Health Care, Inc., Series B, 4.75%, Mandatory Put 8/15/2014 @ 100, 8/15/2025	2,000,000	2,061,260
Wisconsin, State Transportation Revenue, Series 1, 4.0%, 7/1/2014	2,000,000	2,051,360
		5,512,237
Total Municipal Bonds and Notes (Cost $572,961,031)		583,542,256

	Shares	Value ($)

Open-End Investment Company 0.0%
BlackRock MuniFund, 0.02%*** (Cost $49,791)	49,791	49,791

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $573,010,822)†	99.5	583,592,047
Other Assets and Liabilities, Net	0.5	3,096,816
Net Assets	100.0	586,688,863

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2013.

** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of October 31, 2013.

*** Current yield; not a coupon rate.

† The cost for federal income tax purposes was $573,010,822. At October 31, 2013, net unrealized appreciation for all securities based on tax cost was $10,581,225. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,190,221 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $608,996.

(a) When-issued security.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

FGIC: Financial Guaranty Insurance Co.

INS: Insured

LIQ: Liquidity Facility

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Municipal Bonds and Notes (b)	$—	$583,542,256	$—	$583,542,256
Open-End Investment Company	49,791	—	—	49,791
Total	$49,791	$583,542,256	$—	$583,592,047

There have been no transfers between fair value measurement levels during the year ended October 31, 2013.

(b) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2013
Assets
Investments in securities, at value (cost $573,010,822)	$583,592,047
Receivable for investments sold	785,153
Receivable for Fund shares sold	6,034,117
Interest receivable	4,810,768
Due from Advisor	1,710
Other assets	23,117
Total assets	595,246,912
Liabilities
Payable for investments purchased — when-issued securities	6,908,614
Payable for Fund shares redeemed	1,036,433
Distributions payable	54,668
Accrued management fee	154,109
Accrued Trustees' fees	6,467
Other accrued expenses and payables	397,758
Total liabilities	8,558,049
Net assets, at value	$586,688,863
Net Assets Consist of
Accumulated distributions in excess of net investment income	(54,668)
Net unrealized appreciation (depreciation) on investments	10,581,225
Accumulated net realized gain (loss)	(14,316,355)
Paid-in capital	590,478,661
Net assets, at value	$586,688,863

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2013 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($293,975,882 ÷ 28,785,396 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.21
Maximum offering price per share (100 ÷ 98.00 of $10.21)	$10.42
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($442,826 ÷ 43,373 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.21
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($39,433,526 ÷ 3,862,645 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.21
Class S Net Asset Value, offering and redemption price per share ($167,475,100 ÷ 16,418,450 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.20
Institutional Class Net Asset Value, offering and redemption price per share ($85,361,529 ÷ 8,359,032 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.21

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2013
Investment Income
Income: Interest	$10,499,056
Expenses: Managment fee	2,453,714
Administration fee	617,848
Services to shareholders	616,048
Distribution and service fees	1,235,216
Custodian fee	17,705
Professional fees	90,928
Reports to shareholders	47,129
Registration fees	97,095
Trustees' fees and expenses	28,538
Other	70,052
Total expenses before expense reductions	5,274,273
Expense reductions	(855,254)
Total expenses after expense reductions	4,419,019
Net investment income	6,080,037
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(152,835)
Change in net unrealized appreciation (depreciation) on investments	(7,283,214)
Net gain (loss)	(7,436,049)
Net increase (decrease) in net assets resulting from operations	$(1,356,012)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$6,080,037	$8,371,750
Net realized gain (loss)	(152,835)	(1,267,259)
Change in net unrealized appreciation (depreciation)	(7,283,214)	7,011,060
Net increase (decrease) in net assets resulting from operations	(1,356,012)	14,115,551
Distributions to shareholders from: Net investment income: Class A	(3,041,113)	(4,561,012)
Class B	(994)	(3,802)
Class C	(91,455)	(303,225)
Class S	(1,854,702)	(2,418,145)
Institutional Class	(1,091,421)	(1,085,566)
Total distributions	(6,079,685)	(8,371,750)
Fund share transactions: Proceeds from shares sold	259,203,473	258,164,398
Reinvestment of distributions	4,039,664	5,883,595
Payments for shares redeemed	(305,367,424)	(234,046,994)
Net increase (decrease) in net assets from Fund share transactions	(42,124,287)	30,000,999
Increase (decrease) in net assets	(49,559,984)	35,744,800
Net assets at beginning of period	636,248,847	600,504,047
Net assets at end of period (including accumulated distributions in excess of net investment income of $54,668 and $99,880, respectively)	$586,688,863	$636,248,847

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$10.34	$10.24	$10.27	$10.14	$9.77
Income (loss) from investment operations: Net investment incomea	.10	.14	.17	.17	.28
Net realized and unrealized gain (loss)	(.13)	.10	(.03)	.13	.37
Total from investment operations	(.03)	.24	.14	.30	.65
Less distributions from: Net investment income	(.10)	(.14)	(.17)	(.17)	(.28)
Net asset value, end of period	$10.21	$10.34	$10.24	$10.27	$10.14
Total Return (%)b,c	(.31)	2.36	1.42	3.03	6.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	294	338	336	424	273
Ratio of expenses before expense reductions (%)	.90	.88	.86	.85	.87
Ratio of expenses after expense reductions (%)	.74	.75	.75	.82	.84
Ratio of net investment income (%)	.96	1.36	1.71	1.70	2.71
Portfolio turnover rate (%)	41	50	26	24	30
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class B	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$10.33	$10.24	$10.27	$10.14	$9.77
Income (loss) from investment operations: Net investment incomea	.02	.06	.10	.10	.20
Net realized and unrealized gain (loss)	(.12)	.09	(.03)	.13	.37
Total from investment operations	(.10)	.15	.07	.23	.57
Less distributions from: Net investment income	(.02)	(.06)	(.10)	(.10)	(.20)
Net asset value, end of period	$10.21	$10.33	$10.24	$10.27	$10.14
Total Return (%)b,c	(.96)	1.49	.66	2.26	5.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4	1	1	1	1
Ratio of expenses before expense reductions (%)	1.67	1.66	1.67	1.67	1.76
Ratio of expenses after expense reductions (%)	1.49	1.50	1.50	1.58	1.59
Ratio of net investment income (%)	.21	.62	.96	.94	1.96
Portfolio turnover rate (%)	41	50	26	24	30
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class C	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$10.33	$10.24	$10.27	$10.13	$9.76
Income (loss) from investment operations: Net investment incomea	.02	.06	.10	.10	.20
Net realized and unrealized gain (loss)	(.12)	.09	(.03)	.14	.37
Total from investment operations	(.10)	.15	.07	.24	.57
Less distributions from: Net investment income	(.02)	(.06)	(.10)	(.10)	(.20)
Net asset value, end of period	$10.21	$10.33	$10.24	$10.27	$10.13
Total Return (%)b,c	(.96)	1.50	.66	2.35	5.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	46	52	64	49
Ratio of expenses before expense reductions (%)	1.66	1.65	1.63	1.64	1.66
Ratio of expenses after expense reductions (%)	1.49	1.50	1.50	1.57	1.59
Ratio of net investment income (%)	.21	.61	.96	.95	1.96
Portfolio turnover rate (%)	41	50	26	24	30
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class S	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$10.32	$10.23	$10.26	$10.13	$9.76
Income (loss) from investment operations: Net investment incomea	.11	.16	.19	.19	.30
Net realized and unrealized gain (loss)	(.12)	.09	(.03)	.13	.37
Total from investment operations	(.01)	.25	.16	.32	.67
Less distributions from: Net investment income	(.11)	(.16)	(.19)	(.19)	(.30)
Net asset value, end of period	$10.20	$10.32	$10.23	$10.26	$10.13
Total Return (%)b	(.06)	2.41	1.57	3.17	6.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	167	161	161	182	165
Ratio of expenses before expense reductions (%)	.70	.73	.72	.77	.74
Ratio of expenses after expense reductions (%)	.59	.60	.60	.67	.57
Ratio of net investment income (%)	1.11	1.51	1.86	1.85	2.98
Portfolio turnover rate (%)	41	50	26	24	30
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Institutional Class	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$10.34	$10.24	$10.27	$10.14	$9.77
Income (loss) from investment operations: Net investment incomea	.12	.17	.20	.20	.30
Net realized and unrealized gain (loss)	(.13)	.10	(.03)	.13	.37
Total from investment operations	(.01)	.27	.17	.33	.67
Less distributions from: Net investment income	(.12)	(.17)	(.20)	(.20)	(.30)
Net asset value, end of period	$10.21	$10.34	$10.24	$10.27	$10.14
Total Return (%)b	(.06)	2.62	1.67	3.28	6.94
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	85	90	51	72	66
Ratio of expenses before expense reductions (%)	.59	.59	.59	.59	.60
Ratio of expenses after expense reductions (%)	.49	.50	.50	.57	.58
Ratio of net investment income (%)	1.21	1.59	1.96	1.95	2.97
Portfolio turnover rate (%)	41	50	26	24	30
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Short-Term Municipal Bond Fund (the "Fund") is a diversified series of DWS Municipal Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board, whose valuations are intended to reflect the mean between the bid and asked prices. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent reliable bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $12,896,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or October 31, 2015 ($631,000), October 31, 2016 ($5,651,000), October 31, 2017 ($5,603,000) and October 31, 2018 ($1,011,000), the respective expiration dates, whichever occurs first, and approximately $1,420,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($105,000) and long-term losses ($1,315,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Capital loss carryforwards	$(14,316,000)
Net unrealized appreciation (depreciation) on investments	$10,581,225

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2013	2012
Tax-exempt income	$6,079,685	$8,371,380
Ordinary income*	$—	$370

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended October 31, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $250,657,153 and $281,523,231, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

For the period from November 1, 2012 through September 30, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.74%
Class B	1.49%
Class C	1.49%
Class S	.59%
Institutional Class	.49%

For the period from October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.73%
Class B	1.48%
Class C	1.48%
Class S	.58%
Institutional Class	.48%

Accordingly, for the year ended October 31, 2013, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $420,309, and the amount charged aggregated $2,033,405, which was equivalent to an annual effective rate of 0.33% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2013, the Administration Fee was $617,848, of which $49,805 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$15,568	$15,568
Class B	201	201
Class C	4,820	4,820
Class S	65,075	65,075
Institutional Class	3,434	3,434
	$89,098	$89,098

In addition, for the year ended October 31, 2013, the Advisor reimbursed the Fund $5,854 and $25,139 of non-affiliated sub-recordkeeping expenses for Class S and Institutional Class shares, respectively.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2013
Class B	$3,516	$282
Class C	324,841	26,210
	$328,357	$26,492

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2013	Annual Effective Rate
Class A	$797,552	$275,654	$81,160	.16%
Class B	1,170	312	163	.18%
Class C	108,137	38,888	10,085	.16%
	$906,859	$314,854	$91,408

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2013, aggregated $10,178.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the year ended October 31, 2013, the CDSC for Class B and C shares was $1,620 and $8,008, respectively. A deferred sales charge of up to 50% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2013, DIDI received $28,216 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $21,529, of which $8,129 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2013.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	8,074,254	$82,916,340	9,764,567	$100,687,684
Class B	1,109	11,437	5	50
Class C	722,935	7,416,759	793,793	8,178,908
Class S	9,137,142	93,722,122	6,919,957	71,272,320
Institutional Class	7,312,736	75,136,815	7,567,552	78,025,436
		$259,203,473		$258,164,398
Shares issued to shareholders in reinvestment of distributions
Class A	252,184	$2,590,887	365,170	$3,765,543
Class B	99	1,017	360	3,715
Class C	6,778	69,790	21,617	222,736
Class S	74,051	759,593	117,745	1,212,499
Institutional Class	60,221	618,377	65,843	679,102
		$4,039,664		$5,883,595
Shares redeemed
Class A	(12,245,288)	$(125,786,514)	(10,191,296)	$(105,069,192)
Class B	(8,321)	(85,774)	(23,624)	(242,956)
Class C	(1,348,527)	(13,835,628)	(1,415,690)	(14,587,830)
Class S	(8,391,172)	(86,049,059)	(7,183,180)	(73,994,182)
Institutional Class	(7,750,490)	(79,610,449)	(3,891,395)	(40,152,834)
		$(305,367,424)		$(234,046,994)
Net increase (decrease)
Class A	(3,918,850)	$(40,279,287)	(61,559)	$(615,965)
Class B	(7,113)	(73,320)	(23,259)	(239,191)
Class C	(618,814)	(6,349,079)	(600,280)	(6,186,186)
Class S	820,021	8,432,656	(145,478)	(1,509,363)
Institutional Class	(377,533)	(3,855,257)	3,742,000	38,551,704
		$(42,124,287)		$30,000,999

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Municipal Trust and Shareholders of DWS Short-Term Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Short-Term Municipal Bond Fund (the "Fund") at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, brokers and transfer agent of the underlying fund provide a reasonable basis for our opinion.

Boston, Massachusetts December 23, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2013 to October 31, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/13	$991.80	$989.00	$989.00	$993.50	$994.00
Expenses Paid per $1,000*	$3.72	$7.47	$7.47	$2.96	$2.46
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/13	$1,021.48	$1,017.69	$1,017.69	$1,022.23	$1,022.74
Expenses Paid per $1,000*	$3.77	$7.58	$7.58	$3.01	$2.50

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Short-Term Municipal Bond Fund	.74%	1.49%	1.49%	.59%	.49%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended October 31, 2013, 100% are designated as exempt interest dividends for federal income tax purposes.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Short-Term Municipal Bond Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 3rd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were equal to the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,8 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,8 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder9,10 (1972) President and Chief Executive Officer, 2013-present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013-present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010-2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008-2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003-2008)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013-present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Effective as of January 9, 2013.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

10 Effective as of December 1, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SRMAX	SRMBX	SRMCX	SRMSX	MGSMX
CUSIP Number	23337W 840	23337W 832	23337W 824	23337W 816	23337W 790
Fund Number	436	636	736	2336	536

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DSTMBF-2
(R-024968-3 12/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS SHORT TERM MUNICIPAL BOND FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$66,194	$0	$0	$0
2012	$69,662	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$66,535	$0
2012	$0	$56,300	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$0	$66,535	$0	$66,535
2012	$0	$56,300	$0	$56,300

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

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ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short-Term Municipal Bond Fund, a series of DWS Municipal Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2013